                                                                   EXHIBIT 24(a)

                                POWER OF ATTORNEY

                     FORM 10-K ANNUAL REPORT FOR FISCAL 1997

  KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS JOHN M. COLEMAN AND JOHN J. FUREY, EACH OF THEM, UNTIL DECEMBER 31, 1997, THEIR TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, FOR THEM AND IN THEIR NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN CAMPBELL SOUP COMPANY'S FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED AUGUST 3, 1997, AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE, AS FULLY TO ALL INTENTS AND PURPOSES AS HE OR SHE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

                              CAMPBELL SOUP COMPANY

   SIGNATURE                                  DATED AS OF SEPTEMBER 25, 1997
   ---------                                  ------------------------------

/S/ ALVA A. APP                               /S/ PHILIP E. LIPPINCOTT
------------------------                      ------------------------------
ALVA A. APP                                   PHILIP E. LIPPINCOTT


/S/ EDMUND M. CARPENTER                       /S/ MARY ALICE MALONE
------------------------                      ------------------------------
EDMUND M. CARPENTER                           MARY ALICE MALONE




/S/ BENNETT DORRANCE                          /S/ DALE F. MORRISON
------------------------                      ------------------------------
BENNETT DORRANCE                              DALE F. MORRISON



/S/ THOMAS W. FIELD, JR.                      /S/ CHARLES H. MOTT
------------------------                      ------------------------------
THOMAS W. FIELD, JR.                          CHARLES H. MOTT




/S/ KENT B. FOSTER                            /S/ GEORGE M. SHERMAN
------------------------                      ------------------------------
KENT B. FOSTER                                GEORGE M. SHERMAN


/S/ HARVEY GOLUB                              /S/ DONALD M. STEWART
------------------------                      ------------------------------
HARVEY GOLUB                                  DONALD M. STEWART



/S/ DAVID W. JOHNSON                          /S/ GEORGE STRAWBRIDGE, JR.
------------------------                      ------------------------------
DAVID W. JOHNSON                              GEORGE STRAWBRIDGE




/S/ DAVID K. P. LI                            /S/ CHARLOTTE C. WEBER
------------------------                      ------------------------------
DAVID K. P. LI                                CHARLOTTE C. WEBER

                                                                   EXHIBIT 24(b)






                              CAMPBELL SOUP COMPANY


                                  CERTIFICATION



           I, THE UNDERSIGNED CORPORATE SECRETARY OF CAMPBELL SOUP COMPANY, A NEW JERSEY CORPORATION, CERTIFY THAT THE ATTACHED DOCUMENT, ENTITLED


                            "FORM 10-K ANNUAL REPORT"


IS A TRUE COPY OF A RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS OF CAMPBELL SOUP COMPANY ON SEPTEMBER 25, 1997, AT A MEETING THROUGHOUT WHICH A QUORUM WAS PRESENT, AND THAT THE SAME IS STILL IN FULL FORCE AND EFFECT.

           IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE SEAL OF CAMPBELL SOUP COMPANY THIS 22ND DAY OF OCTOBER, 1997.





                                /S/ DIANE M. WEHR
                                -----------------------------------
                                ASSISTANT CORPORATE SECRETARY

                                                                   EXHIBIT 24(b)
                                                                        (CONT'D)


                              CAMPBELL SOUP COMPANY

                          BOARD OF DIRECTORS RESOLUTION

                               SEPTEMBER 25, 1997

                                      * * *

                             FORM 10-K ANNUAL REPORT

  RESOLVED, THAT THE FORM 10-K ANNUAL REPORT FOR FISCAL 1997 OF CAMPBELL SOUP COMPANY IN THE FORM PRESENTED TO THIS MEETING, IS HEREBY APPROVED.

  FURTHER RESOLVED, THAT THE PRESIDENT AND CHIEF EXECUTIVE OFFICER, THE SENIOR VICE PRESIDENT - LAW AND PUBLIC AFFAIRS, THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AND THE VICE PRESIDENT CONTROLLER OF CAMPBELL SOUP COMPANY ARE AUTHORIZED TO EXECUTE THE FORM 10-K ANNUAL REPORT FOR FISCAL 1997 APPROVED BY THIS RESOLUTION AND TO CAUSE SUCH FORM 10-K TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, WITH SUCH MODIFICATIONS AS MAY BE REQUIRED BY THE COMMISSION OR AS MAY BE DESIRABLE IN THE OPINION OF SUCH OFFICERS.

  FURTHER RESOLVED, THAT EACH OF THE DIRECTORS, THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF CAMPBELL SOUP COMPANY ARE EACH HEREBY AUTHORIZED TO EXECUTE IN THEIR RESPECTIVE CAPACITIES, A POWER OF ATTORNEY IN FAVOR OF JOHN M. COLEMAN AND JOHN J. FUREY DESIGNATING EACH OF THEM AS THE TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS OF THE SIGNATORY WITH FULL POWER AND AUTHORITY TO EXECUTE AND TO CAUSE TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION THE FORM 10-K ANNUAL REPORT FOR FISCAL 1997 WITH ALL EXHIBITS AND OTHER DOCUMENTS IN CONNECTION THEREWITH AS SUCH ATTORNEYS-IN-FACT, OR EITHER ONE OF THEM, MAY DEEM NECESSARY OR DESIRABLE; AND TO DO AND PERFORM EACH AND EVERY ACT AND THING NECESSARY OR DESIRABLE TO BE DONE IN AND ABOUT THE PREMISES AS FULLY TO ALL INTENTS AND PURPOSES AS SUCH OFFICERS AND DIRECTORS COULD DO THEMSELVES.